UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 6, 2023

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Stockholders.

On June 6, 2023, Hydrofarm Holdings Group, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) via live webcast on the Internet. Of the 45,362,276 shares of common stock issued and outstanding and eligible to vote as of the record date of April 10, 2023, a quorum of 28,194,087 shares, or 62.15% of the eligible shares, was present at the meeting or represented by proxy.

The following actions were taken at the Annual Meeting:

1.The following nominees were reelected to serve on the Board as Class III Directors until the 2026 annual meeting of stockholders, based on the following votes:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Richard D. Moss	14,869,781	3,727,159	9,597,147
Susan P. Peters	15,277,691	3,919,249	9,597,147

2.The affirmative vote of a majority of all outstanding common stock, which equates to approximately 22.7 million shares, was required to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. Abstentions and broker non-votes were required to be treated as votes against this proposal. While a significant majority of the voted shares, representing approximately 16.6 million shares, were in favor of this proposal, the amendment to the Amended and Restated Certificate of Incorporation was not approved because an affirmative vote of a majority of all outstanding common stock was not received. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,585,979	1,923,327	87,634	9,597,147

3.The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,384,648	1,108,004	104,288	9,597,147

4.The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following votes:

FOR	AGAINST	ABSTAIN
27,835,751	128,221	230,115

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: June 8, 2023	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer